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                                                                   EXHIBIT 10.26

                          PLACEMENT AGENCY AGREEMENT
                          --------------------------

                                                               December 10, 1996

Spencer Trask Securities Incorporated
535 Madison Avenue
18th Floor
New York, New York 10022

Ladies and Gentlemen:

Exigent Diagnostics, Inc., a Delaware corporation (the "Company"), hereby confirms its agreement with Spencer Trask Securities Incorporated, a Delaware corporation (the "Placement Agent"), as follows:

1. Offering. (a) The Company will offer (the "Offering") for sale through the
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Placement Agent and its selected dealers, as exclusive agent for the Company, up to 75 units (the "Units"), plus an additional 11.25 Units to cover oversubscriptions, if any. Each Unit will consist of 100,000 shares (the "Shares") of the Company's common stock, $.01 par value per share (the "Common Stock").

(b) Placement of the Units will be made on a "best efforts-all or none" basis with respect to the first 40 Units (the "Minimum Amount") and on a "best efforts" basis as to the remaining Units. The minimum subscription for Units shall be one Unit, however, the Placement Agent may, in its discretion, offer fractional Units. The Units will be offered commencing on the date of the Memorandum (as defined below) for a period of 90 days, unless extended by the Placement Agent and the Company for an additional 90 days or terminated earlier as provided herein (the "Offering Period"). The date on which the Offering shall terminate shall be referred to as the "Termination Date."

(c) Subscriptions for the Units will be accepted by the Company at a price of $100,000 per Unit (the "Offering Price"); provided, however, that the Company shall not accept subscriptions for, or sell Units to, any persons or entities who do not qualify as "accredited investors," as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933 (the "Act").

(d) The offering of the Units will be made by the Placement Agent on behalf of the Company solely pursuant to the Memorandum, which at all times will be in form and substance acceptable to the Placement Agent and its counsel and contain such legends and other information as the Placement Agent and its counsel may, from time to time, deem necessary and desirable to be set forth therein. "Memorandum" as used in this Agreement means the Company's Confidential Private Placement Memorandum dated December 4, 1996, inclusive of all exhibits, and all amendments, supplements and appendices thereto. Unless otherwise defined, each term used in this Agreement will have the same meaning as set forth in the Memorandum.

2. Representations and Warranties. The Company hereby represents and
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warrants to the Placement Agent that:



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(a)  The Memorandum has been diligently prepared by the Company, in conjunction with its legal counsel and independent accountants, in conformity with all applicable law, including the Act and the requirements of all other applicable rules and regulations of the Securities and Exchange Commission (the "SEC") relating to offerings of the type contemplated by the Offering (the "Regulations"), and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Units are to be offered and sold. The Units will be offered and sold pursuant to the registration exemption provided by Regulation D as promulgated under Section 4(2) of the Act or otherwise under
Section 4(2) of the Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those jurisdictions in which the Placement Agent notifies the Company that the Units are being offered for sale. The Company has not taken nor will it take any action which conflicts with the conditions and requirements of, or which would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Regulation D or Section 4(2) of the Act and knows of no reason why any such exemption would be otherwise unavailable to it. None of the Company, its affiliates or, to its knowledge, its predecessors has been subject to any order, judgement or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with
Section 503 of Regulation D.

(b) The Memorandum does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact which the Company has not disclosed to the Placement Agent and its counsel and of which the Company is aware which materially and adversely affects or could materially and adversely affect the business prospects, financial condition, operations, property or affairs of the Company or any of its subsidiaries.

(c) The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Except as set forth in the Memorandum, the Company has no subsidiaries and does not have an equity interest in any other firm, partnership, association or other entity. The Company and each of its subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary.

(d) The Company has all requisite power and authority (corporate and other) to conduct its business as presently conducted and as proposed to be conducted (as described in the Memorandum), to enter into and perform its obligations under this Agreement and the other agreements contemplated hereby and by the Memorandum (collectively, the "Transaction Documents") and to issue, sell and deliver the Shares. Each of the Transaction Documents has been duly authorized. This Agreement has been duly executed and delivered and constitutes, and each of the other Transaction Documents, upon due execution and delivery, will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

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

(e) None of the execution and delivery of, or performance by the Company under any of the Transaction Documents or the consummation of the transactions herein or therein contemplated conflicts with or violates, or will result in the creation or imposition of, any lien, charge or other encumbrance upon any of the assets of the Company under any agreement or other instrument to which the Company is a party or by which the Company or its assets may be bound, or any term of the charter or by-laws of the Company, or any license, permit, judgment, decree, order, statue, rule or regulation applicable to the Company or any of its assets.

(f) The Company has authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Memorandum. All outstanding shares of capital stock of the Company are duly authorized, validly issued and outstanding, fully paid and nonassessable. Except as set forth in the
Memorandum: (i) there are no outstanding options, stock subscription agreements, warrants or other rights permitting or requiring the Company or others to purchase or acquire any shares of capital stock or other equity securities of the Company or to pay any dividend or make any other distribution in respect thereof; (ii) there are no securities issued or outstanding which are convertible into or exchangeable for any of the foregoing and there are no contracts, commitments or understandings, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security;
(iii) no shares of stock or other securities of the Company are reserved for issuance for any purpose; (iv) there are no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind with respect to the ownership, voting or transfer of shares of stock or other securities of the Company, including without limitation, any preemptive rights, rights of first refusal, proxies or similar rights and (v) no person holds a right to require the Company to register any securities of the Company under the Act or to participate in any such registration. The issued and outstanding shares of capital stock of the Company conform in all material respects to all statements in relation thereto contained in the Memorandum and the Memorandum describes all material terms and conditions thereof. All issuances by the Company of its securities were exempt from registration under the Act and any applicable state securities laws.

(g) The Shares and the Agent's Shares (as defined below) have been duly authorized and, when issued and delivered against payment therefor as provided in the Transaction Documents, will be validly issued, fully paid and nonassessable, will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company other than as provided in the Transaction Documents and no holder of any of the Shares or the Agent's Securities (as defined below) will be subject to personal liability solely by reason of being such a holder, and none of the Shares or the Agent's Securities are subject to preemptive or similar rights of any stockholder or security holder of the Company or, other than as described in the Memorandum, an adjustment under the antidilution or exercise rights of any holders of any outstanding shares of capital stock, options, warrants or other rights to acquire any securities of the Company. A sufficient number of authorized but unissued shares of Common Stock have been reserved for issuance upon the exercise of the Agent's Warrants (as defined below).

(h) No consent, authorization or filing of or with any court or governmental authority is required in connection with the issuance or the consummation of the transactions contemplated herein or in the other Transaction Documents, except for required filings with the SEC and applicable "Blue Sky" or state securities commissions relating specifically to the Offering (all of which filings have been made by, or on behalf of, the Company, other than those which are

                                       3
required to be made after the First Closing (as defined below), and which will be duly made on a timely basis).

(i) The financial statements, together with the related notes, of the Company included in the Memorandum present fairly in all material respects the financial position of the Company as of the respective dates specified and the results of its operations and changes in financial position for the respective periods covered thereby. Such financial statements and related notes were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. Except as set forth in such financial statements or in the Memorandum, the Company has incurred no material liabilities of any kind, whether accrued, absolute, contingent or otherwise or entered into any material transactions. The other financial and statistical information with respect to the Company and any pro forma information and related notes included in the Memorandum or otherwise provided to the Placement Agent present fairly the information shown therein on a basis consistent with the audited and unaudited financial statements of the Company included in the Memorandum.

(j) The conduct of business by the Company as presently and proposed to be conducted (as described in the Memorandum) is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company conducts or proposes to conduct such business, except as described in the Memorandum and except such regulation as is applicable to commercial enterprises generally. The Memorandum accurately describes, in all material respects, all requisite licenses, permits and other governmental authorization to conduct its business as presently, and as proposed to be, conducted (as described in the Memorandum).

(k) No default by the Company or, to the best knowledge of the Company, any other party exists in the due performance under any of the agreements referred to in the Memorandum to which the Company is a party or to which any of its assets is subject (collectively, the "Company Agreements") where such default would have a material adverse effect upon the business, results of operations or financial condition of the Company (a "Material Adverse Effect"). The Company Agreements are the only material agreements to which the Company is bound or by which its assets are subject, are accurately and fairly described in all material respects in the Memorandum and are in full force and effect in accordance with their respective terms.

(l) Except as set forth in the Memorandum, there are no actions, proceedings, claims or investigations, before or by any court or governmental authority (or any state of facts which management of the Company has concluded could give rise thereto) pending or, to the best knowledge of the Company, threatened, against the Company, or involving its assets or any of its officers or directors which, if determined adversely to the Company or such officer or director, could result in any Material Adverse Effect or adversely affect the transactions contemplated by this Agreement or the other Transaction Documents or the enforceability thereof.

(m) The Company is not in violation of: (i) its charter or by-laws; (ii) any indenture, mortgage, deed of trust, note or other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its assets may be subject; (iii) any statute, rule or regulation; or (iv) any judgment, decree or order applicable to the Company, which violation or violations individually, or in the aggregate, might result in any Material Adverse Effect.

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

(n) The Company does not own any real property in fee simple except as disclosed in the Memorandum, and the Company has good and marketable title to all property (real and personal, tangible and intangible) owned by it, free and clear of all security interests, liens and encumbrances, except such as are described in the Memorandum.

(o) Except as otherwise described in the Memorandum (collectively, the "Intangibles"), the Company owns all right, title and interest in, or possesses adequate and enforceable rights to use, all patents, patent applications, trademarks, trade names, service marks, copyrights, rights, licenses, franchises, trade secrets, confidential information, processes and formulations described as owned by it in the Memorandum. Except as set forth in the Memorandum, to the best knowledge of the Company it has not infringed upon the rights of others with respect to the Intangibles and the Company has not received notice that it has or may have infringed or is infringing upon the rights of others with respect to the Intangibles, or any notice of conflict with the asserted rights of others with respect to the Intangibles which could, individually or in the aggregate, have a Material Adverse Effect. Except as set forth in the Memorandum, to the best knowledge of the Company, no others have infringed upon the Intangibles.

(p) Subsequent to the respective dates as of which information is given in the Memorandum, the Company has operated its business diligently and only in the ordinary course as theretofore conducted and, except as may otherwise be set forth in the Memorandum, there has been no: (i) Material Adverse Effect; (ii) transaction otherwise than in the ordinary course of business; (iii) issuance of any securities (debt or equity) or any rights to acquire any such securities;
(iv) damage, loss or destruction, whether or not covered by insurance, with respect to any asset or property of the Company; or (v) agreement to permit any of the foregoing.

(q) The Company has filed, on a timely basis, each Federal, state, local and foreign tax return which is required to be filed, or has requested an extension therefor and has paid all taxes and all related assessments, penalties and interest to the extent that the same have become due.

(r) The Company is not obligated to pay, and has not obligated the Placement Agent to pay, a finder's or origination fee in connection with the Offering and agrees to indemnify the Placement Agent from any such claim made by any other person. The Company has not offered for sale or solicited offers to purchase the Units except for negotiations with the Placement Agent. No other person has any right, based upon acts of the Company, its officers, directors or representatives, to participate in any offer, sale or distribution of the Company's securities to which the Placement Agent's rights, described herein, shall apply.

(s) The Company has and will maintain appropriate casualty and liability insurance coverage, in scope and amounts reasonable and customary for similar businesses.

3. Placement Agent Appointment and Compensation. (a) The Company hereby appoints
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the Placement Agent and its selected dealers as its exclusive agent in connection with the Offering. The Company has not and will not make, or permit to be made, any offers or sales of the Units other than through the Placement Agent without its prior written consent. The Placement Agent has no obligation to purchase any of the Units. The agency of the Placement Agent hereunder shall continue until the later of the Termination Date or the Final Closing (as defined below).

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(b)  The Company has caused to be delivered to the Placement Agent copies of the
Memorandum and has consented, and hereby consents, to the use of such copies for the purposes permitted by the Act and applicable securities laws, and hereby authorizes the Placement Agent and its agents, employees and selected dealers to use the Memorandum in connection with the sale of the Units until the Termination Date, and no other person or entity is or will be authorized to give any information or make any representations other than those contained in the Memorandum or to use any offering materials other than those contained in the Memorandum in connection with the sale of the Units.

(c) The Company will cooperate with the Placement Agent by making available to its representatives such information as may be requested in making a reasonable investigation of the Company and its affairs and shall provide access to such employees as shall be reasonably requested. Prior to the First Closing, the Company shall provide, at its own expense, credit or similar reports on such key management persons as the Placement Agent shall reasonably request.

(d) The Company shall pay to the Placement Agent at each closing a placement fee equal to ten percent (10%) of the Offering Price of all the Units sold at such Closing, which shall be distributed from escrow (the "Placement Agent's Fee"), and all reasonable out-of-pocket expenses incurred by the Placement Agent on the Company's behalf including mailing, telephone, travel costs and legal fees ("Expenses"), to be paid from the gross proceeds of the Units sold at each Closing up to a maximum of $75,000 for the Offering (the "Expense Allowance"), a non-refundable $35,000 portion of which has been paid to the Placement Agent. Payment of the proportional amount of the Placement Agent's Fee and payment of Expenses will be made out of the proceeds of subscriptions for the Units sold at each Closing.

(e) As additional compensation hereunder, at each Closing (as defined below), the Company shall sell to the Placement Agent or its designees for an aggregate purchase price of $1, warrants (the "Agent's Warrants") to purchase, at an exercise price of $1.00 per share, a number of Shares equal to twenty percent (20%) of the aggregate number of Shares contained in the Units sold in the Offering (the "Agent's Shares"; and, collectively with the Agent's Warrants, the "Agent's Securities"). The Agent's Warrants shall be exercisable until the later of the date seven (7) years after the date of the Final Closing or the date which is three (3) years after the closing date of the initial public offering of the Company's securities within such seven year period, whichever is later (the "Warrant Exercise Term"). If the Company at any time has any securities registered under the Act or the Securities Exchange Act of 1934 (the "1934 Act"), the Company agrees to register the Agent's Securities promptly on two (2) separate occasions, at the request of the holders of a majority of the Agent's Securities made at any time during the Warrant Exercise Term. The Company shall pay all expenses, other than underwriters' discounts and commissions, relating to registering the Agent's Securities covered by the first request, and the holder(s) of such Agent's Securities shall pay all expenses arising from the second registration. Prior to the First Closing, the Company and Placement Agent shall enter into a warrant agreement (the "Warrant Agreement") which shall contain such terms and other customary provisions including piggyback registration rights for a period of nine (9) years from the Final Closing, or for the Warrant Exercise Term, whichever is longer, and anti-dilution protections (including, but not limited to, stock splits, reclassifications, mergers or acquisitions, or the sale of substantially all of the Company's stock) applicable to the issuance of additional securities at a price below the

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exercise or market price of the Agent's Warrants, other than the shares issued to SmithKline Beecham Corporation.

(f) The Company shall also pay to the Placement Agent the Placement Agent's Fee and Agent's Warrants with respect to, and based on, any investment by any party ("Post Closing Investor") with which the Placement Agent has had substantive discussions in connection with their investing in the Offering which invests in the Company at any time on or before the first anniversary of the later of the Termination Date or Final Closing.

(g) On or prior to the First Closing, the Company shall enter into an Investment Banking Agreement (the "Investment Banking Agreement"), which will provide that, in the event that at any time prior to the fifth anniversary of the Final Closing the Company or any of its affiliates (other than SmithKline (as defined in the Memorandum)) shall enter into any transaction (including, without limitation, any sale or exchange of stock or assets, merger, consolidation, acquisition, financing, joint venture or other arrangement) with any party introduced to the Company by us, directly or indirectly, during such period, we will be paid a finder's fee, payable at the closing thereof, equal to a percentage of the consideration or value received by the Company and/or its stockholders as follows: (i) 7% of the first $1 million, (ii) 6% of the next $1 million, (iii) 5% of the next $5 million, (iv) 4% of the next $1 million, (v) 3% of the next $1 million and (vi) 2.5% of all amounts received in excess of 9 million.

(h) On or prior to the First Closing, the Company shall enter into a broker agreement pursuant to which the Company shall agree that the Placement Agent, so long as it provides pricing which the board of directors of the Company reasonably believes is competitive with that available from independent third parties, will act as the Company's exclusive broker representative for advising the Company with respect to executive compensation benefits, insurance and retirement planning and cash management needs.

4.   Subscription and Closing Procedures. (a) Each prospective purchaser will be
     -----------------------------------
required to complete and execute one original signature page of each of the Subscription Agreement and Registration Rights Agreement and Shareholder's Agreement in the forms annexed to the Memorandum ("Subscription Documents"), which will be forwarded or delivered to the Placement Agent at the Placement Agent's offices at the address set forth in Section 11 hereof, together with the subscriber's check or good funds in the full amount of the Offering Price for the number of Units desired to be purchased.

(b) All funds for subscriptions received from the offering of the Units will be promptly forwarded by the Placement Agent or the Company, if received by it, to and deposited into the escrow account (the "Escrow Account") established for such purpose with United States Trust Company of New York (the "Escrow Agent"). All such funds for subscriptions will be held in the Escrow Account pursuant to the terms of the Escrow Agreement among the Company, the Placement Agent and the Escrow Agent. The Company will pay all fees related to the establishment and maintenance of the Escrow Account. Any interest accruing on funds in the Escrow Account shall be utilized first to reimburse the Company for such fees and the balance shall be distributed one-half to the Company and one-half to the Placement Agent. Subject to the receipt of such subscriptions for the Minimum Amount, the Company will either accept or reject the Subscription Documents in a timely fashion and at each Closing will countersign the Subscription Documents and provide duplicate copies of such Agreements to the Placement Agent

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for distribution to the subscribers. The Company will give notice to the
Placement Agent of its acceptance of each subscription. The Company will promptly return to subscribers incomplete, improperly completed, improperly executed and rejected subscriptions and give written notice thereof to the Placement Agent upon such return.

(c) If subscriptions for at least the Minimum Amount have been accepted prior to the Termination Date, the funds therefor have been collected by the Escrow Agent and all of the conditions set forth elsewhere in this Agreement are fulfilled, a closing shall be held promptly with respect to the Units sold
(the "First Closing"). Thereafter, the remaining Units will continue to be offered and sold until the Termination Date. Additional closings ("Closings") may from time to time be conducted at times mutually agreeable with respect to additional Units sold with the final closing ("Final Closing") to occur approximately 10 days from the earlier of the Termination Date or the sale of all Units offered. Delivery of payment for the accepted subscriptions for Units from the funds held in the Escrow Account will be made at each Closing at the Placement Agent's offices against delivery of the Units by the Company at the address set forth in Section 11 hereof (or at such other place as may be mutually agreed upon between the Company and the Placement Agent). Executed certificates for the Shares constituting the Units and the Agent's Warrants will be in such authorized denominations and registered in such names as the Placement Agent may reasonably request on or before the second (2nd) full business day prior to the date of each Closing ("Closing Date"), and will be made available to the Placement Agent for checking and packaging at the Placement Agent's office at least one (1) full business day prior thereto.

(d) If Subscription Documents for the Minimum Amount have not been received and accepted by the Company on or before the Termination Date for any reason, the Offering will be terminated, no Units will be sold, and the Escrow Agent will, at the request of the Placement Agent, cause all monies received from subscribers for the Units to be promptly returned to such subscribers without interest, penalty, expense or deduction.

5A.  Further Covenants. The Company hereby covenants and agrees that:
     -----------------

(a) Except with the prior written consent of the Placement Agent, the Company shall not, at any time prior to the Final Closing, take any action which would cause any of the representations and warranties made by it in this Agreement not to be complete and correct on and as of each Closing Date with the same force and effect as if such representations and warranties had been made on and as of each such date, including, without limitation, incurring any material indebtedness, disposing of any material assets or making any material acquisition or change in its business or operations.

(b) If, at any time prior to the Final Closing, any event shall occur which does or may materially affect the Company or as a result of which it might become necessary to amend or supplement the Memorandum so that the representations and warranties herein remain true, or in case it shall, in the opinion of counsel to the Placement Agent, be necessary to amend or supplement the Memorandum to comply with Regulation D or any other applicable securities laws or regulations, the Company will promptly notify the Placement Agent and shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements in such quantities as the Placement Agent may reasonably request. The Company will not at any time, whether before or after the Final Closing, prepare or use any amendment or supplement to the Memorandum of which the Placement Agent will not previously have been advised and furnished with a copy, or to which the Placement Agent or its counsel will have objected in writing or orally (confirmed in writing within 24 hours), or which is not in compliance with the Act, the Regulations and other applicable securities laws. As soon as the Company is advised thereof, the Company will advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Memorandum, or the suspension of the qualification or registration of the Shares for offering or the suspension of any exemption for such qualification or registration of the Shares for offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and the Company will use commercially reasonably efforts (i) to prevent the issuance of any such order and, (ii) if issued, to obtain as soon as reasonably possible the lifting thereof.

(c) The Company shall comply with the Act and the Regulations so as to permit the continuance of the sales of the Units, and will file with the SEC, and shall promptly thereafter forward to the Placement Agent, any and all reports on Form D as are required.

(d) The Company shall use its reasonable best efforts to qualify the Units for sale under the securities laws of such jurisdictions as may be mutually agreed to by the Company and the Placement Agent, and the Company will make such applications and furnish information as may be required for such purposes, provided that the Company will not be required to qualify as a foreign corporation in any jurisdiction. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request.

(e) The Company shall place a legend on the certificates representing the Shares issued to subscribers stating that the securities evidenced thereby have not been registered under the Act or applicable state securities laws, setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Act and applicable state laws.

(f) The Company shall apply the net proceeds from the sale of the Units to fund its working capital requirements and for such other purposes as specifically described under "Use of Proceeds" in the Memorandum. Except as specifically set forth in the Memorandum, the net proceeds of the Offering shall not be used to repay indebtedness to officers, directors or stockholders of the Company without the prior written consent of the Placement Agent.

(g) During the Offering Period, the Company shall make available for review by prospective purchasers of the Units during normal business hours at the Company's offices, upon their request, copies of the Company Agreements to the extent that such shall not violate any obligation on the part of the Company to maintain the confidentiality thereof and shall afford each prospective purchaser of Units the opportunity to ask questions of and receive answers from an officer of the Company concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Memorandum to the extent it possesses such information or can acquire it without unreasonable expense.

(h) Except with the prior written consent of the Placement Agent, the Company shall not, at any time prior to the Final Closing, engage in or commits to engage in any transaction outside the scope of its business as described in the Memorandum, agree to issue or set aside for issuance any securities (debt or equity) or any rights to acquire any such securities except as contemplated by the Memorandum.

(i) For a period of five years from the Final Closing, the Company shall deliver (i) to the Placement Agent and the Company's stockholders annual audited financial statements setting forth fairly the financial position of the Company,
(ii) to the Placement Agent quarterly unaudited financial statements including both a balance sheet and statement of income, (iii) to the Company's stockholders a quarterly report, reviewed by the Placement Agent, of the progress and status of the Company and an annual report setting forth fairly the financial position of the Company, (iv) to the Placement Agent a copy of a list of its stockholders as and when so requested and (v) to the Placement Agent such additional information and documents concerning the business and financial condition of the Company as the Placement Agent may from time to time reasonably request, subject to such confidentiality agreements as the Company may reasonably request.

(j) The Company shall pay all reasonable expenses incurred in connection with the preparation and printing of all necessary offering documents and instruments related to the Offering and the issuance of the Shares, the Agent's Shares and the Agent's Warrants and will also pay the Company's own expenses for accounting fees, legal fees and other costs involved with the Offering. The Company will provide at its own expense such quantities of the Memorandum and other documents and instruments relating to the Offering as the Placement Agent may reasonably request. In addition, the Company will pay all reasonable filing fees, costs and legal fees for Blue Sky services and related filings and expenses of counsel with respect to Blue Sky qualifications. The Blue Sky filings shall be prepared by the Placement Agent's counsel on behalf of the Company and all Blue Sky filing fees shall be paid by the Company prior to any filing. At each Closing, the Placement Agent may deduct from the proceeds of subscriptions for Units sold at such Closing, all other fees and expenses of Blue Sky counsel outstanding as of such date, and pay such amount directly to such counsel. Immediately following the Final Closing, the Company will pay for an advertisement in The
                                                                          ---
Wall Street Journal announcing the Final Closing of the Offering in a format
-------------------
determined by the Placement Agent at a cost not to exceed $8,000.

(k) Except as permitted by the Stockholder Agreement attached as Annex C to the Memorandum, (i) until the Termination Date, neither the Company nor any person or entity acting on its behalf will negotiate with any other placement agent or underwriter with respect to a private or public offering of the Company's or any subsidiary's debt or equity securities, (ii) until the Termination Date, neither the Company nor anyone acting on its behalf will, without the prior written consent of the Placement Agent, offer for sale to, or solicit offers to subscribe for Units or other securities of the Company from, or otherwise approach or negotiate in respect thereof with, any other person and (iii) prior to the second anniversary of the Final Closing, the Company will not, without the Placement Agent's prior written consent sell any securities, or any rights to acquire any securities, of the Company or create any additional classes or series of capital stock.

(l) The following officers of the Company will continue in their current positions following the Offering, and prior to the First Closing, the Company will enter into employment agreements with such persons: W. Vickery Stoughton, Thomas H. Grove and Kenneth Asarch. Such agreements shall set forth terms of one (1) or two (2) years, reasonable compensation and expense provisions, non-competition agreements and other reasonable terms and conditions.

(m) The Company shall secure prior to the First Closing and thereafter maintain "key man" life insurance in the amount of $3,000,000 on W. Vickery Stoughton the Chairman and CEO of the Company and $2,000,000 on Thomas H. Grove.

(n) In accordance with Section 8 of the Stockholders Agreement attached as Annex C to the Memorandum (the "Stockholders Agreement"), the Company shall cause its Board of Directors to have at least three "independent" members who are reasonably acceptable to the Placement Agent and who are unaffiliated with the Placement Agent or the Company. In addition, the Placement Agent shall have the right, for a period ending on the earlier of the effective date or five (5) years from the Final Closing, to designate up to two (2) persons reasonably acceptable to the Company to be, at the Placement Agent's sole discretion, either nominees for director of the Company or advisors to the Board of Directors of the Company. W. Vickery Stoughton shall be entitled to designate such nominees for election to the board of directors as provided in Section 8 of the Stockholders Agreement. All such nominees for directors shall be elected in accordance with Section 8 of the Stockholders Agreement and the Company shall use its best efforts (which shall include, without limitation, the solicitation of proxies on behalf of such nominees) to cause the election of such nominees. In the event such persons nominated by the Placement Agent are designated by the Placement Agent to be advisors, such persons shall receive notice of and have the right to attend all regular and special meetings of the Board of Directors and shall be advised of all actions which the Board intends to adopt by written consent, reasonably prior to the adoption thereof. Such advisors will receive reimbursement of reasonable expenses and such compensation for attending meetings equal to the compensation received by any outside director, but will have no power to vote. The Company further agrees that it shall hold "in person" directors' meetings no less frequently than quarterly. Thirty (30) days' advance notice of regular meetings and such notice of special meetings as may be required to be given to directors by statute or the Company's bylaws shall be given to the Placement Agent. The Company agrees to indemnify and hold the Placement Agent harmless against any and all claims, actions, awards and judgments arising solely out of the attendance and participation of the Placement Agent and its designated nominees or advisors at any such meeting described herein. In the event the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, it agrees, if possible, to include the Placement Agent's designated advisors as insured under such policy.

5B.  Covenants of the Placement Agent. The Placement Agent hereby covenants and
     --------------------------------
agrees that in connection with the making of offers to sell the Units:

(a) It will use only the Memorandum and such other written information as is approved or supplied by the Company;

(b) It will not make any representation or warranty to any respective purchaser of Units which is inconsistent with the Memorandum;

(c) It will not take any action which would constitute a general solicitation or general advertising within the meaning of Rule 502 of Regulation D; and

(d) It will make offer only to those potential purchasers which it reasonably believes are "accredited investors" under Regulation D.

6. Conditions of Placement Agent's Obligations.  The obligations of the
   --------------------------------------------
Placement Agent hereunder are subject to the fulfillment, at or before each Closing, of the following additional conditions:

(a) Each of the representations and warranties of the Company shall be true and correct in all materials respects when made on the date hereof and as of each Closing Date as though made on and as of each Closing Date.

(b) The Company shall have performed and complied with all agreements, covenants and conditions required to be performed and complied with by it under the Transaction Documents at or before each Closing.

(c) No order suspending the use of the Memorandum or enjoining the offering or sale of the Units shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the best of the Company's knowledge, are contemplated or threatened.

(d) As of the First Closing, the Company will have an authorized capitalization as described in the Memorandum, of which not more than 7,500,000 shares of Common Stock shall be issued and outstanding, not including any options, warrants or similar rights outstanding or reserved for issuance as described in the Memorandum.

(e) The Placement Agent shall have received a certificate of the Chief Executive Officer of the Company, dated as of each Closing Date, certifying, in such detail as Placement Agent may reasonably request, as to the fulfillment of the conditions set forth in subparagraphs (a), (b), (c) and (d) above.

(f) The Company shall have delivered to the Placement (i) a currently dated good standing certificate from the secretary of state of its jurisdiction of incorporation and each jurisdiction in which the Company is qualified to do business as a foreign corporation, and (ii) certified resolutions of the Company's Board of Directors approving this Agreement and the other Transaction Documents, and the transactions and agreements contemplated by this Agreement and the other Transaction Documents.

(g) On or prior to the date hereof and at each Closing, (i) the independent auditors for the company shall have provided a letter confirming such matters as the Placement Agent may reasonably request and which are customary in transactions of this nature.

(h) At each Closing, the Company shall have (i) paid to the Placement Agent, the Placement Agent's Fee and its Expenses actually incurred as set forth in
Section 3(d) hereof and (iii) executed and delivered to the Placement Agent the Agent's Warrants in an amount proportional to the Units sold.

(i) On or prior to the First Closing, each of Exigent Partners, L.P., W. Vickery Stoughton and Thomas H. Grove (collectively, the "Significant Stockholders") shall have agreed in writing not to sell, transfer or otherwise dispose of any of the Company's securities beneficially owned by them or issuable to them pursuant to the exercise of options, warrants or conversion, warrants or conversion of other securities without the Placement Agent's written consent, which consent shall not be unreasonably withheld, until the second anniversary of the Final Closing, except that such persons may make transfers to a parent, spouse, sibling or descendent, or to a trust for the benefit of any of the foregoing persons or otherwise up to 50,000 shares of Common Stock in the aggregate without the consent of the Placement Agent; provided, however, that such transfers shall be subject to this
Section 6(i) and to Section 6(j) hereof and that the Placement Agent may require that any such permitted transfer be made subject to a voting agreement pursuant to which the transferring stockholder retains the right to vote all transferred shares until the second anniversary of the Final Closing. In addition, if within two years of the Final Closing, the Company registers any of its securities under the Act which registration is effective, the Significant Stockholders and any permitted transferees will extend the terms of the "lock-up" set forth in this Section 6(i) for any additional period reasonably requested by the underwriter, provided, however, that in the event that such registration is an underwritten registration and the underwriter shall agree, Significant Stockholders may sell shares in such offering in accordance with any piggy-back registration rights granted to such persons and in effect on the date hereof as described in the Memorandum.

(j) On or prior to the First Closing, the Company and its Significant Stockholders shall have agreed in writing to give the Placement Agent, for a period of five (5) years from the Final Closing, the irrevocable preferential right of first offer described below to purchase for the Placement Agent's account, or to act as underwriter or agent for any proposed public or private offering of the Company's securities by the Company or any of its Significant Stockholders, subject to, however, rights of certain existing stockholders to purchase shares offered by the Company under the Stockholders Agreement. The Company and its Significant Stockholders agree to offer the Placement Agent the opportunity to purchase or sell such securities on terms no less favourable than they can obtain elsewhere. If, within 30 business days of the receipt of a notice of intention and statement of terms, the Placement Agent does not accept in writing such offer to purchase such securities or to act as underwriter or agent with respect to such offering upon the terms proposed, and subject to
Section 6(i) hereof, the Company and the applicable Significant Stockholders shall be free to negotiate terms with third parties with respect to such offering and to effect such offering on such proposed terms. Before the Company or the Significant Stockholders shall accept any proposal having any significant term less favorable to them, the Placement Agent's preferential right shall be applied, and the procedure set forth above with respect to such modified proposal adopted. The Placement Agent's failure to exercise these preferential rights in any situation shall not affect the Placement Agent's preferential rights to any subsequent offering during the term of such agreement.

(k) There shall have been delivered to the Placement Agent a signed opinion of counsel to the Company ("Company Counsel"), dated as of each Closing Date, substantially in the form of Exhibit A hereto and otherwise in form and substance reasonably satisfactory to counsel to the Placement Agent.

(l) All proceedings taken at or prior to each Closing in connection with the authorization, issuance and sale of the Units and the Agent's Warrants will be reasonably satisfactory in form and substance to the Placement Agent and its counsel, and such counsel shall have been furnished with all such documents, certificates and opinions as they may reasonably request upon reasonable prior notice in connection with the transactions contemplated hereby.

7.   Indemnification. (a) The Company will (i) indemnify and hold harmless the
     ---------------
Placement Agent, its selected dealers and their respective officers, directors, employees and each person, if any, who controls the Placement Agent within the meaning of the Act and such selected dealers (each an "Indemnitee") against, and pay or reimburse each Indemnitee for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which will, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all reasonable attorneys' fees, including appeals), to which any Indemnitee may become subject, under the Act or otherwise, in connection with the offer and sale of the Units, whether such losses, claims, damages, liabilities or expenses shall result from any claim of any Indemnitee or any third party; and (ii) reimburse each Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, action, proceeding or investigation; provided, however, that the Company will not be liable in any such case to the extent that any such claim, damage or liability results from (A) an untrue statement or alleged untrue statement of a material fact made in the Memorandum, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or any such controlling persons specifically for use in the preparation thereof, or (B) any violations by the Placement Agent of the Act or state securities laws which does not result from a violation thereof by the Company or any of its affiliates. In addition to the foregoing agreement to indemnify and reimburse, the Company will indemnify and hold harmless each Indemnitee against any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereto), joint or several (which shall for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all reasonable attorneys' fees, including appeals) to which any indemnitee may become subject insofar as such costs, expenses, losses, claims, damages or liabilities arise out of or are based upon the claim of any person or entity that he or it is entitled to broker's or finder's fees from any Indemnitee in connection with the Offering. The foregoing indemnity agreements will be in addition to any liability which the Company may otherwise have.

(b) The Placement Agent will indemnify and hold harmless the Company, its officers, directors, employees and each person, if any, who controls the Company within the meaning of the Act against, and pay or reimburse any such person for, any and all losses, claims damages or liabilities or expenses whatsoever (or actions, proceedings or investigations in respect thereof) to which the Company or any such person may become subject under the Act or otherwise, whether such losses, claims, damages, liabilities or expenses shall result from (A) any claim of the

Company, any of its officers, directors, employees, any person who controls the Company within the meaning of the Act or any third party insofar as such losses, claims, damages or liabilities are based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum but only with reference to information contained in the Memorandum relating to the Placement Agent furnished in writing to the Company by the Placement Agent, specifically for use in the preparation thereof or (B) any violations by the Placement Agent of the Act or state securities laws. The Placement Agent will reimburse the Company or any such person for any legal or other expenses reasonably incurred in connection with investigation or defending against any such loss, claim, damage, liability or action, proceeding or investigation to which such indemnity obligation applies. The foregoing indemnity agreements will be in addition to any liability which the Placement Agent may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, claim, proceeding or investigation ("Action"), such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, will notify the idemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7 unless the indemnifying party has been substantially prejudiced by such omission. The indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, to assume the defense thereof subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party. The indemnified party will have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel will not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the Action with counsel reasonably satisfactory to the indemnified party, provided, however, that if the indemnified party shall be requested by the indemnifying party to participate in the defense thereof or shall have concluded in good faith and specifically notified the indemnifying party either that there may be actual or potential conflict of interest for one counsel to represent both the indemnified and the indemnifying party, then the counsel representing it, to the extent made necessary by such defenses, shall have the right to direct such defenses of such Action on its behalf but not on behalf of the indemnifying party and in such case the fees and expenses of such counsel in connection with any such participation or defenses shall be paid by the indemnifying party. No settlement of any Action against an indemnified party will be made without the consent of the indemnifying party and the indemnified party, which consent shall not be unreasonably withheld or delayed in light of all factors or importance to such party and no indemnifying party shall be liable to indemnify any person for any settlement of any such claim effected without such indemnifying party's consent.

8. Contribution. To provide for just and equitable contribution, if (i) an
   ------------
indemnified party makes a claim for indemnification pursuant to Section 7 hereof and it is finally determined, by a judgment, order or decree not subject to further appeal that such claims for indemnification may not be enforced, even though this Agreement expressly provides for indemnification in such case; or
(ii) any indemnified or indemnifying party seeks contribution under the Act, the 1934 Act or otherwise, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total commissions and fees received by the Placement Agent. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission will be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata
                                                                        --- ----
allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method or allocation that does not reflect the equitable considerations referred to in this Section 8. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls the Placement Agent within the meaning of the Act will have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of the Act will have the same rights to contribution as the Company, subject in each case to the provisions of this
Section 8. Anything in this Section 8 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 8 is intended to supersede, to the extent permitted by law, any right to contribution under the Act, the 1934 Act or otherwise available.

9.   Termination.  (a)  The Offering may be terminated by the Placement Agent at
     -----------
any time prior to the expiration of the Offering Period as contemplated in
Section 1(b) hereof ("Expiration Date") in the event that (i) any of the representations or warranties of the Company contained herein, in the Memorandum or in any other Transaction Document shall prove to have been false or misleading in any material respect when made or deemed made, (ii) the Company shall have failed to perform any of its material obligations hereunder, or (iii) the Placement Agent shall determine that it is reasonably likely that any of the conditions to Closing set forth herein will not, or cannot, be satisfied. In the event of any such termination occasioned by or arising out of or in connection with any breach or failure hereunder on the part of the Company, the Placement Agent shall be entitled to receive, in addition to other rights and remedies it may have hereunder, at law or otherwise, an amount equal to the sum of: (A) all Placement Agent's Fees earned through the Termination Date, (B) reimbursement of all Expenses actually incurred through the Termination Date (without regard to any limitation on the amount of Expenses set forth in Section 3(d) hereof), including any non-refundable amounts referred to in Section 3(d) hereof, (C) all amounts which may become payable in respect of Post-Closing Investors pursuant to Section 3(f) hereof and (D) in the event that the Company is sold, merged or otherwise acquired, or the Company enters into a letter of intent or completes a public or private offering of its securities within one (1) year from the Termination Date, an investment banking fee equal to five percent (5%) of the total consideration received by the Company and/or its stockholders in connection with such sale, merger, acquisition or sale of securities. In the event of any such termination by the Placement Agent as a result of any event described in clause (iii) or (iv) above, or pursuant to Section 4(d) hereof, not occasioned by or arising out of or in connection with any breach or failure hereunder by the Company, the Placement Agent will be entitled to receive the sum of all Placement Agent's Fees earned through the Termination Date, reimbursement for the amount of all Expenses actually incurred through the Termination Date up to the maximum amount set forth herein.

(b) This Offering may be terminated by the Company at any time prior to the Expiration Date in the event that the Placement Agent shall have failed to perform any of its material obligations hereunder. In the event of any such termination by the Company, the Placement Agent shall be entitled to reimbursement for the amount of the Expenses actually incurred through the Termination Date, and may retain any non-refundable portions thereof, but shall be entitled to no other amounts whatsoever except as may be due under any indemnity or contribution obligation provided herein or any other Transaction Document, at law or otherwise.

(c) Upon any such termination, the Escrow Agent will, at the request of the Placement Agent, cause all monies received in respect of subscriptions for Units not accepted by the Company to be promptly returned to such subscribers without interest, penalty, expense or deduction. Any interest earned thereon shall be applied first to the payment of amounts, if any, due to the Escrow Agent and next to the payment of Expenses incurred by the Placement Agent hereunder which remain unpaid.

10.  Survival. (a) The obligations of the parties to pay any costs and expenses
     --------
hereunder and to provide indemnification and contribution as provided herein shall survive any termination hereunder.

(b) The respective indemnities, agreements, representations, warranties and other statements of the Company set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of, and regardless of any access to information by, the Company or the Placement Agent, or any of their officers or directors or any controlling person thereof, and will survive the sale of the Units.

11.  Notices. All communications hereunder will be in writing and, except as
     -------
otherwise expressly provided herein or after notice by one party to the other of a change of address, if sent to the Placement Agent, will be mailed, delivered or telefaxed and confirmed to Spencer Trask Securities Incorporated, 535 Madison Avenue, 18th Floor, New York, New York 10022, Attention: Laura McNamara, Telefax number (212) 751-3483, with a copy to Hertzog, Calamari & Gleason, 100 Park Avenue, New York, NY 10017, Attn: John D. Vaughan, Esq., Telefax number (212) 213-1199 and if sent to the Company, will be mailed, delivered or telefaxed and confirmed to Exigent Diagnostics, Inc., 709 Swedeland Road, P.O. Box 1539, King of Prussia, Pennsylvania 19087, Attn: W. Vickery Stoughton, Telefax number (610) 270-6150, with a copy to Pepper, Hamilton & Scheetz, 3000 Two Logan Square, Philadelphia, Pennsylvania 19103-2799, Attn: James D. Epstein, Esq., Telefax number (215) 981-4750.

12.  APPLICABLE LAW, COSTS, ETC. THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED
     ---------------------------
AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY AGREEMENT CONTEMPLATED HEREBY, AND THE COMPANY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD

AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. THE COMPANY FURTHER WAIVES ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF A NON-CONVENIENT FORUM. THE COMPANY FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE PLACEMENT AGENT SHALL BE BROUGHT ONLY IN NEW YORK STATE OR UNITED STATES FEDERAL COURTS SITTING IN NEW YORK COUNTY. SERVICE OR PROCESS MAY BE MADE UPON THE COMPANY BY MAILING A COPY THEREOF TO IT, BY CERTIFIED OR REGISTERED MAIL, AT ITS ADDRESS TO BE USED FOR THE GIVING OF NOTICES UNDER THIS AGREEMENT. THE COMPANY AND THE PLACEMENT AGENT EACH HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY. THE PLACEMENT AGENT OR THE COMPANY, AS THE CASE MAY BE, SHALL BE ENTITLED TO COSTS AND REASONABLE ATTORNEY'S FEES IN THE EVENT IT PREVAILS IN ANY CLAIMS, ACTIONS AWARDS OR JUDGMENT UNDER THIS AGREEMENT.

13.  Miscellaneous. No provision of this Agreement may be changed or terminated
     -------------
except by a writing signed by the party or parties to be charged therewith. Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party's obligations hereunder. Any party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however that any such waiver shall be in writing specifically setting forth those provisions waived thereby. No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement. This Agreement contains the entire agreement between the parties hereto and is intended to supersede any and all prior agreements between the parties relating to the same subject matter. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute a single agreement.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Agreement, whereupon it will become a binding agreement between the Company and the Placement Agent in accordance with its terms.


                                                  Very truly yours,

                                                  EXIGENT DIAGNOSTICS, INC.


                                                  By:  W. Vickery Stoughton
                                                      -------------------------
                                                      /s/ W. Vickery Stoughton
                                                      Chairman and CEO

Accepted and agreed to this
10 day of December, 1996.


SPENCER TRASK SECURITIES INCORPORATED


By: /s/ William P. Dioguardi
   --------------------------
Its: President
    -------------------------